                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K


                Current Report Pursuant to Section 13 or 15(d) of
                       The Securities Exchange Act of 1934


         Date of Report (Date of earliest event reported): May 30, 2000


                      Ticketmaster Online-Citysearch, Inc.
             ------------------------------------------------------
             (Exact name of registrant as specified in its charter)


         DELAWARE                      0-25041                 95-4546874
----------------------------       ----------------          -------------
(State or Other Jurisdiction       (Commission File          (IRS Employer
    of Incorporation)                  Number)            Identification No.)


       790 E. COLORADO BOULEVARD, SUITE 200, PASADENA, CALIFORNIA   91101
       ------------------------------------------------------------------
       (Address of principal executive offices)                (Zip Code)

       Registrant's telephone number, including area code: (626) 405-0050

ITEM 5.    OTHER EVENTS.

           On May 30, 2000, the Registrant issued a press release announcing that it has acquired TicketWeb, Inc. The full text of the press release is set forth in Exhibit 99.1 hereto and is incorporated in this Report as if fully set forth herein.


ITEM 7.    FINANCIAL STATEMENTS AND EXHIBITS.

(c)        EXHIBITS.


EXHIBIT NO.                            DESCRIPTION

99.1                        Press Release dated May 30, 2000.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:  June 2, 2000                      TICKETMASTER ONLINE-CITYSEARCH, INC.



                                         By:/s/ John Pleasants
                                            --------------------------------
                                            John Pleasants
                                            Chief Executive Officer

INDEX TO EXHIBITS

EXHIBIT NO.                           DESCRIPTION

99.1                        Press Release dated May 30, 2000.